John Hancock Greater China Opportunities Fund

Supplement dated March 4, 2008 to the

Class A, Class B, Class C, Class I and Class NAV Prospectuses

dated March 1, 2008

Under “Fund Details”, in the “Who’s who” section, in the “Subadviser” subsection, the information about the portfolio manager is amended and restated as follows:

Tahnoon Pasha, BBA, MBA, CFA

•	Joined fund team in 2008
•	Vice President and Head of Investments, Equities of Manulife Asset

Management (Hong Kong) since 2007

•	Deputy Chief Investment Officer/Head of Research and Head of ASEAN Region, Abu Dhabi Investment Authority until 2007
•	Equity analyst and portfolio manager, Abu Dhabi Investment Authority (1990-2007)
•	Began business career in 1990

March 4, 2008

John Hancock Investment Trust III

John Hancock Greater China Opportunities Fund

Class A, Class B, Class C, Class I and Class NAV Shares

Supplement to the Statement of Additional Information

dated March 1, 2008

Effective March 3, 2008, under the “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS section, the “Other Accounts the Portfolio Managers are Managing.” subsection has been amended and restated with the following to reflect the departure of Pauline Dan from the Greater China Opportunities Fund‘s portfolio management team:

Other Accounts the Portfolio Managers are Managing. The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2007. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO MANAGER NAME	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
Tahnoon Pasha, BBA, MBA, CFA	Other Registered Investment Companies: None Other Pooled Investment Vehicles: None Other Accounts: Three (3) accounts with total net assets of approximately $820 million.

Effective March 3, 2008, under the “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS” section, the “Share Ownership by Portfolio Managers.” subsection has been deleted and replaced with the following:

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2007 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund. For purposes of this table, the following letters represent the range indicated below:

A	-	$0
B	-	$1 - $10,000
C	-	$10,001 - $50,000
D	-	$50,001 - $100,000
E	-	$100,001 - $500,000
F	-	$500,001 - $1,000,000
G	-	More than $1 million

Portfolio Manager	Range of Beneficial Ownership
Tahnoon Pasha, BBA, MBA, CFA	A

March 4, 2008